Exhibit 99.1

Certification under Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Company’s chief executive officer and chief financial officer each certify as follows:

(a) This Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b) The information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

    /s/    Jack W. Gibson,
Chief Executive Officer
Date: August 8, 2002

    /s/    Cynthia A. Sabol,
Chief Financial Officer
Date: August 8, 2002